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                                                                    EXHIBIT 10.2


               1992 STOCK OPTION PLAN OF METASOLV SOFTWARE, INC.

     WHEREAS, the Board of Directors of MetaSolv Software, Inc., a Delaware corporation, deems it to be in the best interest of the Company that certain employees of the Company or of its Subsidiaries be given the opportunity to acquire Stock of the Company pursuant to a stock option plan and thereby to increase their incentive to contribute to the growth of the Company and its Subsidiaries;

     NOW, THEREFORE, the Board of Directors has adopted this Stock Option Plan as of the date hereof:

                                  1.  GENERAL
                                      -------

     1.1   Purpose of Plan.  This Plan is intended to encourage Stock ownership
           ---------------
by employees and Key Non-Employees of the Company or its Subsidiaries and to provide additional incentive for them to remain in the employ of or otherwise continue to provide services for the Company or its Subsidiaries and to promote the growth and the success of the Company and such Subsidiaries. It is intended that the options issued pursuant to this Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1996, as amended, or non-incentive stock options.


     1.2   Definitions.  Whenever used herein, the following terms shall have
           -----------
the following meanings:


         (A)  "Board" - the Board of Directors of the Company.

         (B) "Code" - the Internal Revenue Code of 1986, as amended from time to time.

         (C) "Committee" - a committee designated by the Board which shall consist of one or more members of the Board who shall be appointed by and serve at the pleasure of the Board. No person who is a Participant may be a member of the Committee and any person who is appointed a member of the Committee and who accepts such appointment shall, by virtue thereof, be ineligible thereafter to be granted an Option under the Plan.

         (D) "Company" - MetaSolv Software, Inc. a Delaware corporation, and any successor or assignee corporation or corporations into which the Company may be merged, changed, or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company. Any references herein to OMNICASE, Inc. shall be amended in each and every instance throughout the Plan to read "MetaSolv Software, Inc."

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         (E)  "Disability" - a permanent and total disability as defined in
         Section 22(e)(3) of the Code.

         (F) "Fair Market Value" - (a) prior to a public offering of the Stock, the fair market value of the Stock as determined by, and in accordance with procedures to be established by the Committee, (b) subsequent to a public offering of the Stock, (i) the mean between dealer "bid" and "ask" prices of the Stock In the New York over-the-counter market on the day the Option is granted, as reported by the National Association of Securities Dealers, Inc. and (ii) if the Stock becomes listed upon an established stock exchange or exchanges such fair market value shall be deemed to be the highest closing price of the Stock on such stock exchange or exchanges on the day the Option is granted or if no sale of the Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such Stock.

         (G) "Incentive Stock Option" - an option to purchase Stock granted pursuant to the Plan which constitutes an "incentive stock option" within the meaning of Section 422 of the Code.

         (H) "Non-lncentive Stock Option" - an option to purchase Stock granted pursuant to the Plan which does not constitute an Incentive Stock Option.

         (I) "Option" - an option to purchase Stock granted pursuant to the Plan which constitutes an Incentive Stock Option or a Non-lncentive Stock Option.

         (J) "Option Agreement" - the agreement between the Company and a Participant evidencing the grant of an Option under the Plan and containing the terms and conditions, not inconsistent with the Plan, that are applicable to such Option.

         (K) "Participant" - an Individual to whom an Option is granted under the Plan.

         (L)  "Plan" - the 1992 Stock Option Plan of MetaSolv Software, Inc.

         (M) "Reorganization" - any merger or consolidation in which the Company is not the surviving corporation other than a merger of the Company into a wholly owned subsidiary of the Company; sale of all or substantially all of the assets of the Company; or sale, pursuant to an agreement with the Company, of Stock of the Company pursuant to which another corporation, person, or other entity acquires fifty percent (50%) or more of the outstanding Stock of the Company.

         (N) "Stock" - the $.01 par value Common Stock of the Company.

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         (O)  "Subsidiary" - any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation, in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (P) "Key Non-Employee:" a non-employee director, consultant or independent contractor of the Company or its Subsidiaries who is designated by the Board or the Committee as being eligible to be granted one or more Non-Incentive Stock Options under the Plan.

                        2.   ADMINISTRATION OF THE PLAN
                             --------------------------

     2.1   Administration.  The Plan shall be administered by the Committee.
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Subject to the provisions of the Plan, the Committee is authorized to:

         (A) determine the employees and Key Non-Employees to whom Options are to be granted ;

         (B) determine the number of shares of Stock to be covered by each of the Options, the time or times at which Options shall be granted and exercisable, the exercise price for shares subject to the Options, and whether such Options shall be Incentive Stock Options or Non-Incentive Stock Options;

         (C)  interpret the Plan provisions;

         (D)  terminate the Plan;

         (E) prescribe, amend and rescind rules and regulations relating to the Plan;

         (F) rely on the employees of the Company for such clerical and record-keeping duties as may be necessary in connection with the administration of the Plan; and

         (G) make all other determinations and take all other actions necessary or advisable for the administration of the Plan.


     2.2   Absolute Discretion.  All questions of interpretation and application
           -------------------
of the Plan, or pertaining to any Option granted hereunder, shall be subject to the determination by a majority of the Committee, which determination shall be in the absolute discretion of the Committee.


                        3.  ELIGIBILITY OF PARTICIPANTS
                            ---------------------------

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     3.1  Participants.  The Participants hereunder shall be such employees of
          ------------
the Company or any of its Subsidiaries to whom one or more Incentive Stock Options or Non-Incentive Stock Options are granted and such Key Non-Employees to whom one or more Non-Incentive Stock Options are granted.

     3.2  Factors in Determination.  In making any determination as to the
          ------------------------
employees and Key Non-Employees of the Company and its Subsidiaries entitled to grants of Options hereunder, the Committee shall take into account the performance of the respective employees and Key Non-Employees, their expected contributions to the growth and success of the Company and its Subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. The Committee shall not be precluded from approving the grant of an Option to any eligible employee or Key Non-Employee solely because such employee or Key Non-Employee may previously have been granted an Option under this Plan.


                           4.  STOCK SUBJECT TO PLAN
                               ---------------------

     4.1   Stock  There shall be reserved for issue upon exercise of Options to
           -----
be granted from time to time under the Plan a maximum of 3,860,000 shares of Stock (unless such maximum shall be increased by or decreased by reason of changes in capitalization as provided in Paragraph 8.4 hereof). The Stock subject to the Plan may be authorized but unissued shares, or may be issued shares which have been reacquired by the Company. At any time and from time to time after the Plan takes effect, Options may be granted to purchase any or all of the Stock subject to the Plan until the maximum number of shares of such Stock shall be exhausted or the Plan shall be sooner terminated."

     4.2  Expiration or Cancellation of Options.  Should any Option expire or be
          -------------------------------------
canceled without being fully exercised, the number of shares of Stock with respect to which such Option shall not have been exercised prior to its expiration or cancellation may again be optioned pursuant to the provisions hereof.

                              5.  GRANT OF OPTIONS
                                  ----------------

     5.1   Decision of Committee.  From time to time the Committee shall, in its
           ---------------------
sole discretion but subject to all of the provisions of the Plan, determine which employees and Key Non-Employees will be granted Options under the Plan and the size, terms and conditions of the Options to be granted to each Participant, including whether the Options will be Incentive Stock Options or Non-Incentive Stock Options; provided, however, that only employees of the Company and its Subsidiaries shall be eligible to receive Incentive Stock Options under the Plan. In any year, the Committee may approve the grant to any employee or Key Non-Employee of Options subject to differing terms and conditions. The Committee's decision to approve the grant of Options to an employee or Key Non-Employee in any year shall not require the Committee to approve the grant of Options to that employee or Key Non-Employee in any other year or to any other employee or Key Non-Employee in any year; nor shall

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the Committee's decision with respect to the size, terms and conditions of the
Options to be granted to an employee or Key Non-Employee in any year require it to approve the grant of Options of the same size or with the same terms and conditions to that employee or Key Non-Employee in any other year or to any other employee or Key Non-Employee in any year.

     5.2  Acceptance of Grant.  Each such employee or Key Non-Employee shall
          -------------------
have a reasonable period of time as determined by the Committee within which to accept or reject the grant of the Options. Failure to accept in writing within the period so fixed by the Committee may be treated as a rejection. Each employee or Key Non-Employee who accepts the grant of the Options offered to him shall enter into an Option Agreement pursuant to Paragraph 6.1 hereof.

     5.3  Limitation of Time of Grant.  In no event shall any Incentive Stock
         ----------------------------
Option be granted hereunder after the expiration of ten (10) years from the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by the stockholders of the Company pursuant to Paragraph 8.1 hereof.

     5.4   Limitation on Incentive Stock Options. In no event shall any employee
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be granted Incentive Stock Options that will first become exercisable by such employee in any one calendar year covering Stock the aggregate Fair Market Value of which exceeds $100,000.00. The aggregate Fair Market Value of the Stock shall be determined as of the time the Incentive Stock Option is granted. All incentive stock options granted under a plan of the Company or any of its Subsidiaries shall be included in the computation of the limitation contained in this Paragraph 5.4. It is intended that the limitation on granted Incentive Stock Options provided hereinabove shall be the maximum limitation available for incentive stock options under Code Section 422.

     5.5   Limitation on Recipients of Grant. Notwithstanding any other
           ---------------------------------
provisions contained herein to the contrary, in no event shall any employee owning directly or indirectly (pursuant to Code Section 425) more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option hereunder unless (1) the option price is one hundred ten percent (110%) of the Fair Market Value of the Stock at the time the Option is granted and (2) the term of the Option does not exceed five (5) years.

                      6.  TERMS AND CONDITIONS OF OPTIONS
                          -------------------------------

     6.1   Option Agreement.  Each Option granted under the Plan shall be
           ----------------
evidenced by an Option Agreement in such form as the Committee may prescribe setting forth the terms and conditions of the Options, consistent with the provisions of the Plan. The Option Agreement shall identify the Options granted as either Incentive Stock Options or Non-Incentive Stock Options. At any time and from time to time, the Committee and a Participant may agree to modify an Option Agreement in order that Incentive Stock Options may be converted to Non-Incentive Stock Options.

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     6.2   Method of Determining Number of Shares.  The number of shares subject
           --------------------------------------
to each Option granted to a Participant shall be determined by the Committee according to the factors set forth in Section 3.2 above. Each Option Agreement shall specify the number of shares of Stock subject to each Option.

     6.3   Method of Determining Option Price.  The price for each share
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purchased under any Option granted under the Plan shall be the Fair Market Value of each share of the Stock on the date the Option is granted and shall be specified in the Option Agreement relating to such Option. The price specified in the Option Agreement for an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted.

     6.4   Payment of Option Price.  Payment of the option price for Stock
           -----------------------
purchased under the Plan shall be made upon the exercise of an Option and may be paid to the Company either:

         (A) in cash (including check, bank draft or money order); or

         (B) at the discretion of the Committee, or if the Option Agreement so provides, by the delivery of shares of the Company's Stock already owned by the Participant and having a Fair Market Value on the date of exercise equal to the option price; or

         (C) at the discretion of the Committee, or if the Option Agreement so provides, by a combination of cash and Stock.

     6.5   Term of Options.  The term of each Option shall be for such period of
           ---------------
months and years from the date of granting thereof as may be determined by the Committee, but no Incentive Stock Option shall be exercisable later than ten
(10) years from the date such Incentive Stock Option Is granted.

     6.6  Exercise of Options Generally.  An Option may be exercised as to
          -----------------------------
shares of Stock only in such minimum quantities and at such intervals of time as may be specified in the Option Agreement between the Company and the Participant. Each exercise of an Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The purchase price of the shares of Stock as to which an Option shall be exercised shall be paid in full at the time of exercise as specified in Paragraph 6.4 herein. The holder of an Option shall not have any of the rights of a stockholder of the Company with respect to the Stock covered by the Option until he has exercised the Option and received a stock certificate or has been determined to be a stockholder of record by the Company's transfer agent.

     6.7   Nontransferability of Options.  No option granted pursuant to the
           -----------------------------
provisions hereunder shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. During the lifetime of a Participant, an Option shall be exercisable only by such Participant. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof, or the

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levy of any execution, attachment or similar process upon an Option shall be null, void and without effect.


7.  TERMINATION OF SERVICES

     7.1.   Termination Before Option Becomes Exercisable.  If the Participant's
            ---------------------------------------------
services, whether as an employee or otherwise, shall be terminated for any reason whatsoever before the date that any Option shall first have become exercisable by the Participant, then the Participant's full interest in such Option shall terminate on the date of such termination of services and all rights thereunder shall cease.

     7.2.   Discharge or Resignation. If the Participant ceases to be an
            ------------------------
employee or Key Non-Employee of the Company, or a Subsidiary, for any reason other than retirement, death, Disability, or termination "for cause," as defined below, such Participant may exercise any Option granted to him, to the extent that the right to purchase Stock thereunder has become exercisable on the date of such termination, but only within three (3) months after such date or, if earlier, within the originally prescribed term of the Option. For purposes of this Plan, "cause" shall mean (i) a Participant's theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company, or any Subsidiary, a Participant's perpetration or attempted perpetration of fraud, or a Participant's participation in a fraud or attempted fraud, on the Company, or a Subsidiary, or a Participant's unauthorized appropriation of, or a Participant's attempt to misappropriate, any tangible or intangible assets or property of the Company or a Subsidiary; (ii) any act or acts of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by a Participant injurious to the interests, property, operations, business or reputation of the Company or a Subsidiary; (iii) a Participant's commission of a felony or any other crime the commission of which results in injury to the Company or a Subsidiary; or (iv) any violation of any restriction on the disclosure or use of confidential information of the Company or a Subsidiary, client, prospect, or merger or acquisition target. The determination of the Committee as to the existence of cause shall be conclusive and binding upon the Participant and the Company.

     7.3.  Retirement.  If any termination of a Participant's services is due to
           ----------
retirement with the consent of the Company or a Subsidiary, the Participant shall have the right to exercise an Option exercisable on the date of such retirement at any time within three (3) months after such retirement, provided, however, that in case the Participant shall die within three (3) months after such date of retirement without having exercised the Option, the personal representatives, heirs, legatees or distributees of the Participant, as appropriate, shall have the right up to twelve (12) months from such date of retirement to exercise any such Option to the extent that the Option was exercisable prior to the Participant's termination and had not been so exercised.

     7.4.  Death. If any Participant ceases to be an employee or Key Non-
           -----
Employee of the Company, or a Subsidiary, by reason of death, the personal representatives, heirs, legatees or distributees of Participant, as appropriate, shall

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have the right up to twelve (12) months from the termination of the
Participant's services to exercise any Option to the extent that the Option was exercisable prior to the Participant's death and had not been so exercised.

     7.5.  Disability.  If the Participant ceases to be an employee or Key Non-
           ----------
Employee of the Company or a Subsidiary because of Disability, as determined solely and exclusively by the Committee, the Participant shall have the right to exercise an Option at any time within one (1) year after such cessation; provided, however, that in case the Participant shall die within one (1) year after such date of cessation without having exercised the Option, the personal representatives, heirs, legatees or distributees of the Participant, as appropriate, shall have the right up to one (1) year from such date of termination to exercise any such Option to the extent that the Option was exercisable prior to the Participant's termination and had not been so exercised.

     7.6.  Limitations on Exercise. Despite the provisions of Paragraph 7.3, 7.4
           -----------------------
and 7.5, no Incentive Stock Option shall be exercisable under any condition after the expiration of ten (10) years from the date of its grant. In addition, the provisions of Paragraph 7.3, 7.4 and 7.5 shall be subject to the provisions of Paragraphs 8.5 and 8.6.

                               8.   MISCELLANEOUS
                                    -------------

     8.1   Effective Date.  The Plan shall be effective as of July 25,1992;
           --------------
provided, however, that if the Plan is not approved by the holders of a majority of the outstanding shares of voting stock of the Company prior to July 25, 1993, the Plan and all Options granted thereunder prior to July 25, 1993 shall be void.

     8.2   Duration of Plan.  Unless sooner terminated, the Plan shall remain in
           ----------------
effect to and through July 24, 2002. Termination of the Plan shall not effect any Options previously granted thereunder; such Options shall remain in effect until they have been terminated or exercised, all in accordance with the terms.

     8.3   Restrictions on Exercise.  The exercise of each Option granted under
           ------------------------
the Plan shall be subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding taxes or other withholding liabilities, or that the listing, registration or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, of the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares thereunder, then in any such event such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     8.4   Changes in Capital Structure.  After the effectiveness of that
           ----------------------------
certain stock split in the form of a nine-for-one share dividend approved by the Board by unanimous written consent dated July 24, 1992, (i) if there is any change in the capital structure of the Company through merger, consolidation, reorganization, recapitalization or otherwise, or (ii) if there shall be any dividend on the Stock, payable in such Stock, or

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(iii) if there shall be a Stock split or combination of shares, then the maximum aggregate number of shares with respect to which Options may be exercised hereunder and the number and the option price of the shares of Stock with respect to which an Option has been granted hereunder, shall be proportionately adjusted by the Board as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of Participants. The issuance of stock, warrants, or options shall not be considered a change in the Company's capital structure. No adjustment provided for in this section shall require the issuance of any fractional shares.

     8.5   Dissolution or Liquidation.  In the event of the dissolution or
           --------------------------
liquidation of the Company, any Option granted under the Plan shall terminate as of a date to be fixed by the Board, provided that not less than thirty (30) days' written notice of the date so fixed shall be given to each Participant and each such Participant shall have the right during such period to exercise his Options even though such Options would not otherwise be exercisable by reason of an insufficient lapse of time. At the end of such period any unexercised Options shall terminate and be of no further effect.

     8.6   Reorganization.  In the event of a Reorganization in which the
           --------------
Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization, then

         (A) If there is no plan or agreement respecting the Reorganization or if such plan or agreement does not specifically provide for the change, conversion, or exchange of the shares of Stock under outstanding and unexercised Options for securities of another corporation substantially identical in terms and conditions and equivalent in value to the Option subject hereto, then the Board shall take such action, and the Options shall terminate, as provided in Paragraph 8.5; or

         (B) If there is a plan or agreement respecting the Reorganization and if such plan or agreement specifically provides for the change, conversion, or exchange of the shares of Stock under outstanding and unexercised Options for securities of another corporation, then the Board shall adjust the shares under such outstanding and unexercised Options (and shall adjust the shares remaining under the Plan which are then available to be optioned under the Plan, if such plan or agreement makes specific provision therefor) in a manner not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion, or exchange of such Stock and such Options.

     8.7   Amendment or Termination.  The Board may, by resolution, amend or
           ------------------------
terminate the Plan at any time; provided, however, that subject to the provisions of Paragraph 8.4, the Board may not, without approval by the holders of a majority of the outstanding shares of Stock, increase the maximum aggregate number of shares with respect to which Options may be exercised under the Plan; materially increase the benefits accruing to Participants under the Plan; or materially modify the requirements with respect to eligibility for participation in the Plan. The Board may not, without the

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consent of the holder of an Option, alter or impair any Option previously granted under the Plan except as authorized herein.

  Anything in this Paragraph 8.7 to the contrary notwithstanding, this Plan may from time to time be amended to satisfy the conditions and requirements set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or in any successor rule.

     8.8   Treasury and Unissued Shares.  When shares are required to be issued
           ----------------------------
under the Plan, such shares may either be treasury shares or authorized and unissued shares.

     8.9   Application of Proceeds.  The proceeds received by the Company from
           -----------------------
the sale of Stock under the Plan will be used for general corporate purposes.

     8.10  Nonguarantee of Employment.  Nothing in this Plan shall confer upon
           --------------------------
a Participant any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate his employment at any time.

     IN WITNESS WHEREOF, the Company has executed this 1992 Stock Option Plan effective as of the 25th day of July, 1992.

                                    METASOLV SOFTWARE, INC.


                                       /s/ JAMES P. JANICKI
                                    ---------------------------------
                                    By:  James P. Janicki, President

ATTEST:


/s/ JONATHAN K. HUSTIS
-----------------------------
Jonathan K. Hustis, Secretary

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